UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2009

                          FIRST SENTRY BANCSHARES, INC.
                          -----------------------------

               (Exact Name of Registrant as Specified in Charter)

            West Virginia               000-53790                 03-0398338
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


823 Eighth Street, Huntington, West Virginia                    25701
--------------------------------------------                 ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (304) 522-6400
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Completion of Acquisition or Disposition of Assets
            --------------------------------------------------

     On September 25, 2009, First Sentry Bancshares, Inc. (the "Company") completed its merger with Guaranty Financial Services, Inc. ("Guaranty") as contemplated by the Agreement and Plan of Merger by and between the Company and Guaranty, dated August 22, 2008 and as amended as of June 4, 2009. This Form 8-K amendment provides certain unaudited financial information of Guaranty and certain pro forma financial information of the Company combined with Guaranty as required by Securities and Exchange Commission Rules.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)     Financial Statements of Businesses Acquired.

        (i) The Audited Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Shareholders' Equity, Consolidated Statements of Cash Flows and Independent Auditor's Report at or for the years ended December 31, 2008 and 2007 of Guaranty Financial Services, Inc. are incorporated herein by reference to Exhibit 99.1.

        (ii) Unaudited Consolidated Balance Sheet at June 30, 2009 and Unaudited Consolidated Statements of Income and Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2009 and 2008 of Guaranty Financial Services, Inc. is attached as Exhibit 99.2.

(b)     Pro Forma Financial Information.

        (i) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet at September 30, 2009 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the nine months ended September 30, 2009 is attached as Exhibit 99.3.

        (ii) Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the year ended December 31, 2008 is incorporated herein by reference to Exhibit 99.4.

(c)     Not Applicable.

(d)     Exhibits.

        The  following Exhibits are attached as part of this report:

        99.1 Audited Financial Statements of Guaranty Financial Services, Inc. (incorporated by reference to the Proxy Statement/Prospectus in First Sentry Bancshares, Inc.'s Registration Statement on Form S-4 (File No. 333-156180), initially filed with the Securities and Exchange Commission on December 16, 2008 and as amended).

        99.2 Unaudited Consolidated Balance Sheet at June 30, 2009 and Unaudited Consolidated Statements of Income and Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2009 and 2008 of Guaranty Financial Services, Inc.

        99.3 Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet at September 30, 2009 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the nine months ended September 30, 2009.

        99.4 Proxy Statement/Prospectus in First Sentry Bancshares, Inc.'s Registration Statement on Form S-4 (File No. 333-156180), initially filed with the Securities and Exchange Commission on December 16, 2008 and as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTRY BANCSHARES, INC.



DATE: December 7, 2009                 By: /s/ Geoffrey S. Sheils
                                           ------------------------------------
                                           Geoffrey S. Sheils
                                           President and Chief Executive Officer